UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

VALERO ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Effective April 1, 2016, Valero Energy Partners LP (the Partnership) entered into a contribution agreement pursuant to which subsidiaries of Valero Energy Corporation contributed to the Partnership all of the outstanding membership interests of Valero Partners McKee, LLC (the McKee Terminal Services Business) that operates a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s McKee Refinery located in Sunray, Texas. The acquisition of the McKee Terminal Services Business (the Acquisition) was accounted for as a transfer of businesses between entities under common control, which requires it to be accounted for as though the transfer had occurred at the beginning of the period of transfer, and prior period financial statements and financial information are retrospectively adjusted to furnish comparative information. Accordingly, the Partnership is providing financial statements and related notes with retrospective adjustments to include the historical results of operations and financial position of the Acquisition for all periods presented in the Partnership’s 2015 Form 10-K filed with the Securities and Exchange Commission on February 26, 2016 (the Partnership’s 2015 Form 10-K).
Included herein as Exhibit 99.3 are the audited consolidated financial statements of the Partnership as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015. These audited consolidated financial statements have been retrospectively adjusted for the Acquisition. These audited consolidated financial statements update Item 8 in the Partnership’s 2015 Form 10-K. Also included herein as Exhibit 99.1 is the Selected Financial Data, which is derived from the audited consolidated financial statements and updates Item 6 in the Partnership’s 2015 Form 10-K. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited consolidated financial statements and updates Item 7 in the Partnership’s 2015 Form 10-K.
The revised items of the Partnership’s 2015 Form 10-K described above have been updated solely for the acquisition of the McKee Terminal Services Business, and such items have not been revised for any other activities or events occurring after the date these items were originally presented.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of KPMG LLP.
99.1	Selected Financial Data.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Audited Consolidated Financial Statements of Valero Energy Partners LP.
101	Interactive Data Files.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP

		By:	Valero Energy Partners GP LLC
its general partner

Date:	August 4, 2016	By:	/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer,
and Treasurer

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